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                                                                 Exhibit 10.5(b)


                AMENDMENT NO. 5 DATED AS OF DECEMBER 18, 1998 TO
             DISTRIBUTION AGREEMENT DATED AS OF SEPTEMBER 15, 1993
                       BETWEEN HOST MARRIOTT CORPORATION
                        AND MARRIOTT INTERNATIONAL, INC.


          Host Marriott Corporation (f/k/a Marriott Corporation, "Host Marriott"), Marriott International, Inc. ("MII") and Host Marriott Services Corporation desire to adopt this Amendment to the Distribution Agreement between Host Marriott and MII dated as of September 15, 1993 (the "Original Agreement," and, as amended hereby and by that certain Amendment No. 1 to the Original Agreement dated as of December 29, 1995, that certain Amendment No. 2 to the Original Agreement dated as of June 21, 1997, that certain Amendment No. 3 to the Original Agreement dated as of March 3, 1998 and that certain proposed Amendment No. 4 to the Original Agreement expected to be entered into after the date hereof, the "Distribution Agreement").

          WHEREAS, by letter dated December 10, 1998, Southeastern Asset Management, Inc. ("Southeastern"), an investment advisor registered under
Section 203 of the Investment Advisers Act of 1940, advised Host Marriott that approximately 135 accounts over which Southeastern has either investment discretion, voting authority, or both, currently own in the aggregate 40,923,400 shares of Host Marriott Common Stock, or approximately 19.97% of the 204,954,447 shares of Host Marriott Common Stock outstanding on the record date for the Host Marriott Special Meeting held on December 15, 1998 to approve the merger (the "Merger") of Host Marriott with and into HMC Merger Corporation, a Maryland corporation to be renamed "Host Marriott Corporation" ("Host REIT") after the Merger;

          WHEREAS, Host Marriott expects that, on the date hereof, its Board of Directors will declare a special dividend (the "Special Dividend") to stockholders of record on December 28, 1998 entitling such stockholders to elect to receive such Special Dividend in the form of cash or Host Marriott Common Stock; and

          WHEREAS, the parties hereto desire to amend the Distribution Agreement in connection with such Special Dividend.

          NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the parties hereto hereby agree as follows:


          1. Section 6.07 of the Distribution Agreement shall be amended by adding and reserving for further Amendment subsections (j) and (k) and adding subsection (l) as follows:
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          (j)  [Reserved for proposed Amendment No. 4]

          (k)  [Reserved for proposed Amendment No. 4]

          (l) Notwithstanding anything contained in this Section 6.07 or any other section of this Agreement, Southeastern Asset Management, Inc. ("Southeastern"), an investment advisor registered under
               Section 203 of the Investment Advisers Act of 1940, shall not be deemed to have triggered the Right if such Right would otherwise have been triggered until such time (if ever) as it becomes the Beneficial Owner of a number of shares of Voting Stock in excess of the sum (the "Maximum Number") of (i) 40,923,400 shares of Voting Stock plus (ii) such number of shares of Voting Stock actually acquired by Southeastern through accounts over which it exercises investment discretion, voting authority or both as the result of any election (or deemed election) to receive Voting Stock in payment of the Special Dividend (or, prior to the date of any such election or deemed election, such number of shares of Voting Stock which it can elect to receive in payment of the Special Dividend) declared by Host Marriott on December 18, 1998 to stockholders of record on December 28, 1998 (as the number representing the sum of (i) and (ii) may be adjusted to give effect to stock splits, stock dividends, subdivisions, combinations, reclassifications or similar events, to the extent appropriate), which dividend payment obligations will be assumed by HMC Merger Corporation, a Maryland corporation ("Host REIT"), in connection with the merger of Host Marriott with and into Host REIT; provided, however, that if at any time after December 28,
                     --------  -------
               1998, Southeastern shall be the Beneficial Owner of a number of shares of Voting Stock representing less than 20% of the total voting power of the then outstanding shares of Voting Stock and if Southeastern shall become at any time thereafter the Beneficial Owner of a number of shares of Voting Stock representing 20% or more of the total voting power of the then outstanding shares of Voting Stock, Southeastern shall thereupon be deemed to have triggered the Right; provided further, that if
                                                      -------- -------
               the number of shares of Voting Stock beneficially owned by Southeastern is reduced to less than 20% of the total voting power of the then outstanding Voting Stock as a result of dispositions of Voting Stock in the ordinary course of trading for its clients' accounts within a five (5) consecutive trading day period, and Southeastern reacquires the beneficial ownership of the number of shares so disposed, again in the ordinary course

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               of trading for its clients' accounts, within twenty (20)
               consecutive trading days immediately after such five (5) day trading period, then such reacquisition (subject always to the Maximum Number) shall not be deemed to have triggered the Right. Nothing herein is intended to grant, or shall be construed as granting, to Southeastern, any of its affiliates or any of Southeastern's funds or accounts a waiver from the ownership limit (or any provision thereof) under the Charter of Host REIT.

          2. Except as specifically amended hereby, the Distribution Agreement continues in full force and effect without modification and is hereby ratified and confirmed in all respects.

          3. This Amendment may be executed in any number of counterparts, which, when taken together, shall constitute a single binding instrument.



                   [signatures appear on the following page]

                                      -3-
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          IN WITNESS WHEREOF, the parties have caused this Amendment No. 5 to be duly executed and delivered as of December 18, 1998.


                                   MARRIOTT INTERNATIONAL, INC.


                                   By:    /s/ Joseph Ryan
                                          _________________________
                                   Name:  Joseph Ryan
                                          _________________________
                                   Title: Executive Vice President
                                          _________________________


                                   HOST MARRIOTT CORPORATION


                                   By:    /s/ C.G. Townsend
                                          _________________________
                                   Name:  Christopher G. Townsend
                                          _________________________
                                   Title: Senior Vice President
                                          _________________________



                                   HOST MARRIOTT SERVICES CORPORATION


                                   By:    /s/ Joe P. Martin
                                          _________________________
                                   Name:  J.P. Martin
                                          _________________________
                                   Title: Senior Vice President
                                          _________________________


The undersigned is executing this Amendment for the purpose of acknowledging and consenting to the provisions hereof.


                                   HMC MERGER CORPORATION

                                   By:    /s/ C.G. Townsend
                                          _________________________
                                   Name:  Christopher G. Townsend
                                          _________________________
                                   Title: Vice President
                                          _________________________


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